Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                      [ X ]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement    [  ] Confidential, for use of the
                                              Commission only
                                              (as permitted by Rule 14a-6(e)(2))
[ X]      Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material under Rule 14a-12



                            SCHWARTZ INVESTMENT TRUST
                            -------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

    2.  Aggregate number of securities to which transaction applies:

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4.  Proposed maximum aggregate value of transaction:

    5.  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

    1. Amount Previously Paid:

    2. Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

            Please fold and detach card at perforation before mailing



                            SCHWARTZ INVESTMENT TRUST
                               Schwartz Value Fund
                         Ave Maria Catholic Values Fund
                              Ave Maria Growth Fund
                               Ave Maria Bond Fund


                         SPECIAL MEETING OF SHAREHOLDERS
                                January 16, 2004


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints George P. Schwartz and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of Schwartz Investment Trust which the undersigned is entitled to vote at the special meeting of shareholders to be held on January 16, 2004 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated December 10, 2003.

                                    Date:  _________________________, 200__

                                    NOTE:  Please  sign  exactly  as  your  name
                                           appears  on  this  Proxy.  If signing
                                           for an estate, trust  or corporation,
                                           title  or capacity should  be stated.
                                           If the shares are  held jointly, both
                                           signers  should   sign, although  the
                                           signature of one will bind the other.


                                           --------------------------------


                                           --------------------------------
                                           Signature(s) PLEASE SIGN IN BOX ABOVE

            Please fold and detach card at perforation before mailing



Please fill in box(es) as shown using black or blue ink or a number 2 pencil.[X] PLEASE DO NOT USE FINE POINT PENS

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN.


1.  With respect to the election of seven Trustees:

    01       Donald J. Dawson, Jr.     05       Fred A. Erb
    02       Bowie K. Kuhn             06       Peter F. Barry
    03       Sidney F. McKenna         07       Gregory J. Schwartz
    04       George P. Schwartz

    FOR ALL                  WITHHOLD ALL                FOR ALL EXCEPT
    [    ]                      [    ]                       [    ]

    ____________________________________________________________________________
    To withhold authority to vote for any Nominee(s), mark "FOR ALL EXCEPT" and write the Nominee number(s) on the line provided.


2.  With  respect  to  ratification  of  the  selection of Deloitte & Touche LLP
    as   the  Trust's  independent  public  accountants  for   the  fiscal  year
    ending December 31, 2003.

     FOR                    AGAINST                     ABSTAIN
    [    ]                   [    ]                      [    ]


3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

================================================================================

                                      PROXY
                                    STATEMENT

                            Schwartz Investment Trust
                                December 10, 2003

                      Important Voting Information Inside!



TABLE OF CONTENTS
-----------------


Letter from the President..................................................... 1


Notice of Special Meeting of Shareholders..................................... 2


Detailed Discussion of Proxy Issues........................................... 3


Investment Adviser and Other Service Providers................................ 5


Principal Shareholders........................................................ 5


Proposal 1: Election of Trustees.............................................. 6


Proposal 2: Ratification of Independent Public Accountants....................13


Other Business................................................................14



================================================================================

                            LETTER FROM THE PRESIDENT

                            Schwartz Investment Trust
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301


                                                               December 10, 2003


Dear Fellow Shareholder,

     I am writing to inform you of an upcoming Special Meeting of Shareholders of Schwartz Investment Trust (the "Trust"), consisting of the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund, each a separate series of the Trust, to be held on Friday, January 16, 2003. At the meeting, you are being asked to vote on two important proposals affecting the Trust. The Board of Trustees believes that these proposals are in the Trust's and your best interest.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

     The Board of Trustees has unanimously approved these proposals and recommends a vote "FOR" these proposals. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-888-726-9331.

     I appreciate your consideration of these important proposals. Thank you for investing with Schwartz Investment Trust and for your continued support.


Sincerely,


/s/George P. Schwartz
George P. Schwartz
President

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on January 16, 2004

                            Schwartz Investment Trust
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301

                                 1-888-726-9331

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Schwartz Investment Trust, an Ohio business trust (the "Trust"), will be held at the offices of Ultimus Fund Solutions, LLC, the Trust's transfer agent, located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, on January 16, 2004, at 10:30 a.m. Eastern time. This meeting is being held so that shareholders can vote on proposals to:

     1.   Elect seven Trustees for the Trust;
     2. Ratify or reject the selection of Deloitte & Touche LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2003; and
     3. Transact such other business as may properly come before the meeting or any adjournment thereof.

     This is a notice and proxy statement for the Special Shareholders' Meeting. Shareholders of record as of the close of business on November 24, 2003, are the only persons entitled to notice of and to vote at the meeting and any
adjournments   thereof.  Your  attention  is  directed  to  the  attached  proxy statement.

     We urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" EACH OF THE PROPOSALS.


December 10, 2003

                                             BY ORDER OF THE BOARD OF TRUSTEES


                                             /s/John F. Splain
                                             John F. Splain
                                             Assistant Secretary

                               DETAILED DISCUSSION
                                 OF PROXY ISSUES


     This proxy statement is being provided to you on behalf of the Board of Trustees in connection with the Special Meeting of Shareholders to be held on Friday, January 16, 2004 at 10:30 a.m., Eastern time. The Special Meeting will be held at the offices of the Trust's transfer agent, Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. In this proxy statement, Schwartz Investment Trust will be referred to as the "Trust." The shares of capital stock of the Trust entitled to vote at the meeting are issued in series. Currently there are four series issued, the Schwartz Value Fund, the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund, which each will be referred to individually as a "Fund" and together as the "Funds."

     This notice of meeting and proxy statement are first being mailed to shareholders on or around December 10, 2003. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or other electronic means by representatives of the Trust.

     The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be shared by each Fund. The expenses will be allocated based on the number of shareholders in each Fund. The expenses will include the printing, mailing and tabulation of proxies. By voting immediately, you can help your Fund avoid the considerable expense of a second proxy.

     VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the meeting using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

     The Board of Trustees has fixed the close of business on November 24, 2003 (the "Record Date") as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Trust is 17,547,382.989. Below is a table illustrating each Fund's outstanding shares as of the record date.

                                                        Shares Outstanding
         Schwartz Value Fund                              2,130,571.680
         Ave Maria Catholic Values Fund                  11,191,666.308
         Ave Maria Growth Fund                            1,099,521.143
         Ave Maria Bond Fund                              3,125,623.858

     If a proposal being considered at the Special Meeting does not receive enough "FOR" votes by the date of the meeting to constitute approval of the proposals being considered at the meeting, the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "FOR" votes they have received in favor of the adjournment, and any "AGAINST" or "ABSTAIN" votes will count as votes against adjournment. An abstention on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote against such proposal.

     Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes "AGAINST" the proposals.

     QUORUM. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes are not received to approve the proposals, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote "FOR" the proposals in favor of such adjournments, and will vote those proxies for which they are required to vote "AGAINST" such proposals against any such adjournments.

     SHAREHOLDER VOTE REQUIRED. The vote of a plurality of the Trust's shares represented at the meeting is required for the election of Trustees (Proposal 1 below). The vote of a simple majority of the Trust's shares voted is required for the ratification of the selection of Deloitte & Touche LLP as the Trust's independent public accountants for the current fiscal year (Proposal 2 below).

     COST OF PROXY SOLICITATION. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be shared by each Fund. The expenses will be allocated based on the number of shareholders in each Fund. The expenses will include the printing, mailing and tabulation of proxies. By voting immediately, you can help your Fund avoid the considerable expense of a second proxy.

                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

     INVESTMENT ADVISER. Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 West Maple Road, Bloomfield Hills, Michigan 48301, is each Fund's investment adviser. The Adviser manages each Fund's portfolio and oversees the daily business operations of the Funds.

     SUB-ADVISER. JLB & Associates, Inc. is retained by the Adviser to serve as the discretionary portfolio manager of the Ave Maria Growth Fund. The mailing address of JLB & Associates, Inc. is 44670 Ann Arbor Road, Plymouth, Michigan 48170.

     TRANSFER AGENT. Ultimus Fund Solutions, LLC ("Ultimus") provides the Funds with administration, fund accounting and transfer agency and shareholder services. The mailing address of Ultimus is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

     PRINCIPAL UNDERWRITER. Schwartz Fund Distributors, Inc. ("SFDI") is the Fund's principal underwriter. SFDI is a wholly-owned subsidiary of the Adviser. SFDI's mailing address is 3707 West Maple Road, Bloomfield Hills, Michigan 48301.

     ANNUAL AND SEMIANNUAL REPORTS. The Trust will furnish, without charge, a copy of each Fund's most recent annual and semiannual reports upon request. To request these documents, please call us at 1-888-726-9331.


                       PRINCIPAL SHAREHOLDERS OF THE TRUST

     The following table sets forth, as of the Record Date, the share ownership of those shareholders known by the Trust to own of record or beneficially more than 5% of its outstanding shares.


Name of Record Owner              Shares Owned            Percentage Ownership
--------------------             --------------           --------------------

Dingle & Co.                     12,492,301.840                  71.19%
c/o Comerica Bank
Detroit, Michigan 48275

     Due to the size of Dingle & Co.'s record ownership of shares of the Trust, it may be considered to control the Trust and may have the ability to determine the outcome of each proposal on the ballot.

     As of the Record Date, the Trustees and officers of the Trust, as a group, owned of record or beneficially 2.1% of the Trust's outstanding shares. For information regarding ownership of shares of the Trust by individual Trustees, see "Trustees' Ownership of Fund Shares" below.

                                   PROPOSAL 1:
                              ELECTION OF TRUSTEES

--------------------------------------------------------------------------------

     The Board of Trustees of the Trust has nominated seven individuals (the "Nominees") for election to the Board. At the Special Meeting, the shareholders of the Trust will be asked to elect the Nominees to serve on the Board of Trustees of the Trust. It is intended that the enclosed Proxy will be voted FOR the election of the seven Nominees named below as Trustees, unless such authority has been withheld in the Proxy. The term of office of each person elected as Trustee will be until the Trust's termination or until such Trustee sooner dies, resigns, retires or is removed. Each Nominee has consented to serve as a Trustee if elected.

     Shareholders are being asked to elect the seven Nominees to serve on the Board of Trustees of the Trust in order to ensure that at least two-thirds of the members of the Board have been elected by the shareholders of the Trust as required by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Currently, the Board consists of seven Trustees, of which five Trustees have been elected by shareholders and two have not. However, with the impending retirement of one of the five shareholder-elected Trustees and the nomination by the Trustees who are not considered to be "interested persons" under the Investment Company Act of 1940 ("Independent Trustees") of a new member to the Board of Trustees, the Trust would no longer meet the requirement that two-thirds of all Trustees must have been elected by shareholders. The Investment Company Act also provides that vacancies on the Board of Trustees may not be filled by Trustees unless thereafter at least two-thirds of the Trustees shall have been elected by shareholders. To ensure continued compliance with the forgoing requirements of the Investment Company Act, shareholders are being asked at this Special Meeting to elect the seven Nominees. The Nominees will be elected for indefinite terms, subject to death, resignation, retirement or removal. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to the Funds as well as their careers in business, finance and other areas. The Trustees also considered the prior experience of certain of the Nominees as Trustees of the Trust.

THE BOARD OF TRUSTEES GENERALLY

     The Board of Trustees oversees the management of the Trust and meets at least quarterly to review reports about the Trust's operations. The Board of Trustees provides broad supervision over affairs of the Trust. The Board of Trustees, in turn, elect the officers of the Trust to actively supervise each Fund's day-to-day operations. Subject to the Investment Company Act and applicable Ohio law, they may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

The Trust shall indemnify each of its Trustees against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee may be or may have been involved as a party or otherwise or with which such Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, and except that no Trustee shall be indemnified against any liability to the Trust or its Shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee's office.

INFORMATION REGARDING THE TRUST'S TRUSTEES, NOMINEES AND OFFICER

     The following is a list of the Nominees and executive officers of the Trust. The Trustees serve for an indefinite term, subject to death, resignation, retirement or removal and the officers are elected annually. Each Nominee who is an "interested person" of the Trust, as defined by the Investment Company Act, is indicated by an asterisk. The other Nominees are not considered "interested persons" of the Trust under the Investment Company Act of 1940; that is, they are not employees or officers of, and have no financial interest in, the Trust's affiliates or its service providers. During the past fiscal year, the Board of Trustees met four times. Each Trustee attended 100% of such Board meetings. Each of the Trustees attended over 75% of the meetings of the Board of Trustees and, if he was a member, the Audit Committee.

                                                                                                                    Number of
                                                                                                                  Portfolios in
                                                                                                                      Fund
                                                                             Principal Occupation(s)                 Complex
                                         Position(s)      Length of                   During                      Overseen  by
                                            Held            Time          Past 5 Years and  Directorships            Trustee/
Name, Address and Age                    with Trust        Served              of Public Companies                   Nominee
------------------------------------------------------------------------------------------------------------------------------
Interested Trustees/Nominees:
------------------------------------------------------------------------------------------------------------------------------
*Gregory J. Schwartz (age 62)            Chairman,         Since          Chairman of Gregory J. Schwartz &              4
3707 W. Maple Road                       Trustee and       August 1992    Co., Inc. (a registered
Bloomfield Hills, MI  48301              Nominee                          broker-dealer) and Schwartz
                                                                          Investment Counsel, Inc.; partner of
                                                                          G&G Management (a hedge fund manager)
                                                                          and Schwartz Devine Land Co. (a real
                                                                          estate holding company)
------------------------------------------------------------------------------------------------------------------------------
                                         President,        Since
*George P. Schwartz, CFA (age 58)        Trustee and       August 1992    President of Schwartz Investment               4
3707 W. Maple Road                       Nominee                          Counsel, Inc.; partner of G&G
Bloomfield Hills, MI 48301                                                Management and Schwartz-Devine
                                                                          Land Co.
                                         Trustee           Since
*Bowie K. Kuhn (age 77)                  and               April 2001     President of The Kent Group                    4
135 Teal Pointe Lane                     Nominee                          (business, sports and financial
Ponte Vedra Beach, FL 32082                                               consultant); trustee of the National
                                                                          Baseball Hall of Fame and Museum

Independent Trustees/Nominees:

Donald J. Dawson, Jr (age 56)            Trustee and       Since          Chairman of Payroll 1, Inc. (payroll           4
333 West Seventh Street                  Nominee           January 1993   processing services)
Royal Oaks, MI  48067

Fred A. Erb (age 80)                     Trustee and       Since          Chairman and Chief Executive Officer           4
800 Old North Woodward                   Nominee           April 1994     of Edgemere Enterprises, Inc. (a real
Bloomfield Hills, MI  48304                                               estate company); Chairman of D.I.Y.
                                                                          Home Warehouse (a retail building
                                                                          supplies company)

Sidney F. McKenna (age 80)               Trustee and       Since          Retired Senior Vice President of               4
1173 Banbury Circle                      Nominee           January 1993   United Technologies Corporation
Bloomfield Hills, MI  48302                                               (manufacturer of aircraft engines and
                                                                          other industrial products)

Peter F. Barry (age 76)                  Nominee             N/A          President, Chief Executive Officer            N/A
3707 W. Maple Road                                                        and Co-Owner of Cadillac Rubber &
Bloomfield Hills, MI 48301                                                Plastics


                                                           8



Executive Officers:
Richard L. Platte, Jr., CFA (age 52)     Vice              Since January  Executive Vice President,
3707 W. Maple Road                       President         1993           Secretary and Treasurer of
Bloomfield Hills, MI 48301               and                              Schwartz Investment Counsel, Inc.
                                         Secretary

**Timothy S. Schwartz (age 32)           Treasurer         Since          Vice President of Schwartz
3707 W. Maple Road                                         April 2000     Investment Counsel, Inc.
Bloomfield Hills, MI  48301

* Gregory J. Schwartz and George P. Schwartz, as affiliated persons of the Adviser, are "interested persons" of the Trust within the meaning of
     Section 2(a)(19) of the Investment company Act. Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board, a committee of individuals whose responsibilities relate to the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund. Gregory J. Schwartz and George P. Schwartz are brothers.

** Timothy S. Schwartz is the son of George P. Schwartz.

     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee currently are, and subject to their election as Trustee at the Special Meeting, will continue to be, Donald J. Dawson, Jr., Fred A. Erb and Sidney F. McKenna and, subject to his election as Trustee at the Special Meeting, Peter F. Barry.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out its duties and responsibilities. The Audit Committee is comprised of the Independent Trustees. See Exhibit A for a copy the Trust's Audit Committee Charter. The Audit Committee held two meetings during the fiscal year ended December 31, 2002.

     o Nominating Committee, which is responsible for nominating any future Independent Trustees of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2002. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     o Qualified Legal Compliance Committee, which is responsible for interpreting, investigating, resolving and reporting any existing or
          potential   violations  of
          law or personal conflicts of interest involving the Trust's principal executive and accounting officers or persons performing similar functions, and for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee was established on July 24, 2003 and accordingly did not meet during the fiscal year ended December 31, 2002.

     TRUSTEES' OWNERSHIP OF SHARES. The following table shows each Trustee's and Nominee's beneficial ownership of shares of the Funds and, on an aggregate basis, of all registered investment companies within the complex overseen by the Trustee/Nominee. The Fund's names have been abbreviated in the Table: Schwartz Value Fund -SVF; Ave Maria Catholic Values Fund - AMCVF; Ave Maria Growth Fund - AMGF; and Ave Maria Bond Fund Class R - AMBFR and Ave Maria Bond Fund Class I - AMBFI.


    TRUSTEE/NOMINEE OWNERSHIP OF SHARES OF THE TRUST AS OF NOVEMBER 24, 2003

=============================================================================================================
(1)                         (2)              (3)              (4)            (5)              (6)
=============================================================================================================
                                                                                     AGGREGATE DOLLAR RANGE
                                                                                      OF IN ALL REGISTERED
                                       NUMBER OF TRUST                                 INVESTMENT COMPANIES
                                           SHARES                                    OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                         BENEFICIALLY   DOLLAR RANGE OF    PERCENT           FAMILY OF
OR NOMINEE            FUND(CLASS)          OWNED*       TRUST SHARES      OF FUND+     INVESTMENT COMPANIES
=============================================================================================================
Gregory J. Schwartz   SVF                     *        Over $100,000         +           Over $100,000
                      AMCVF                            None                 None
                      AMGF                             None                 None
                      AMBFR                            None                 None
                      AMBFI                            None                 None
=============================================================================================================
George P. Schwartz    SVF                    1.4%      Over $100,000        2.42%        Over $100,000
                      AMCVF                            Over $100,000        1.40%
                      AMGF                             Over $100,000        2.51%
                      AMBFR                            Over $100,000       16.55%
                      AMBFI                            None                 None
=============================================================================================================
Bowie K. Kuhn         SVF                     *        None                 None         Over $100,000
                      AMCVF                            Over $100,000         +
                      AMGF                             None                 None
                      AMBFR                            None                 None
                      AMBFI                            None                 None
=============================================================================================================
Donald J. Dawson, Jr. SVF                     *        $50,001-100,000       +           $50,001-$100,000
                      AMCVF                            None                 None
                      AMGF                             None                 None
                      AMBFR                            None                 None
                      AMBFI                            None                 None
=============================================================================================================

                                       10

=============================================================================================================
(1)                         (2)              (3)              (4)            (5)              (6)
=============================================================================================================
                                                                                     AGGREGATE DOLLAR RANGE
                                                                                      OF IN ALL REGISTERED
                                       NUMBER OF TRUST                                 INVESTMENT COMPANIES
                                           SHARES                                    OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                         BENEFICIALLY   DOLLAR RANGE OF    PERCENT           FAMILY OF
OR NOMINEE            FUND(CLASS)          OWNED*       TRUST SHARES      OF FUND+     INVESTMENT COMPANIES
=============================================================================================================
Fred A. Erb           SVF                     *        Over $100,000        3.35%        Over $100,000
                      AMCVF                            $10,001-$50,000       +
                      AMGF                             None                 None
                      AMBFR                            None                 None
                      AMBFI                            None                 None

=============================================================================================================
Sidney F. McKenna     SVF                     *        Over $100,000        1.79%        Over $100,000
                      AMCVF                            None                 None
                      AMGF                             None                 None
                      AMBFR                            None                 None
                      AMBFI                            None                 None

=============================================================================================================
Peter Barry           SVF                     *        None                 None               None
                      AMCVF                            None                 None
                      AMGF                             None                 None
                      AMBFR                            None                 None
                      AMBFI                            None                 None

=============================================================================================================

* Each Trustee and/or Nominee, excluding George P. Schwartz, owns less than 1% of the Trust's outstanding shares. Mr. George P. Schwartz owns 1.4% of the Trust's outstanding shares. All Trustees, Nominees and officers as a group owned of record or beneficially 2.1% of the Trust's outstanding shares on the Record Date.

+ Indicates that the Trustee and/or Nominee owns less than 1% of the outstanding shares of the relevant Fund.

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $4,000, payable quarterly, plus fees of $1,000 for attendance at each meeting of the Board of Trustees and $750 for attendance at each meeting of any committee of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid for the fiscal year ended December 31, 2002 to each of the Trustees:

                                                                                        Total
                        Aggregate             Pension or       Estimated Annual     Compensation
                       Compensation          Retirement          Benefits Upon     From Trust and
Trustee               From the Trust       Benefits Accrued        Retirement       Fund Complex
--------------------------------------------------------------------------------------------------
*Gregory J. Schwartz       None                  None                 None             None
*George P. Schwartz        None                  None                 None             None
Donald J. Dawson          $7,000                 None                 None            $7,000
Fred A. Erb               $7,000                 None                 None            $7,000
Bowie K. Kuhn             $6,500                 None                 None            $6,500
Sidney F. McKenna         $7,000                 None                 None            $7,000

*    Gregory J. Schwartz and George P. Schwartz are "interested  persons" of the Trust.


                            OWNERSHIP IN THE TRUST'S INVESTMENT ADVISER1 OR DISTRIBUTOR2 BY
                          TRUSTEES/NOMINEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE
                                      1940 ACT) OF THE TRUST AS OF NOVEMBER 24, 2003

=============================================================================================================================
            (1)                    (2)               (3)                 (4)                (5)                 (6)
=============================================================================================================================
                                 NAME OF
                               OWNERS AND
      NAME OF                 RELATIONSHIPS        NAME OF         TITLE OF CLASS OF      VALUE OF
 TRUSTEE/NOMINEE               TO TRUSTEE          COMPANY              SECURITY         SECURITIES       PERCENT OF CLASS
=============================================================================================================================

=============================================================================================================================
Donald J. Dawson, Jr               N/A               N/A                 N/A                None                N/A
=============================================================================================================================
Fred A. Erb                        N/A               N/A                 N/A                None                N/A
=============================================================================================================================
Sidney F. McKenna                  N/A               N/A                 N/A                None                N/A
=============================================================================================================================
Peter Barry                        N/A               N/A                 N/A                None                N/A
=============================================================================================================================

1    Schwartz Investment Counsel, Inc.
2    Schwartz Fund Distributors, Inc.

THE  BOARD  OF  TRUSTEES,   INCLUDING  THE  INDEPENDENT  TRUSTEES,   UNANIMOUSLY
RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES.

                                   PROPOSAL 2:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

     On January 31, 2003, the Board of Trustees, including a majority of the Independent Trustees, selected Deloitte & Touche LLP ("D&T") as the Trust's independent public accountants for the fiscal year ending December 31, 2003. At that meeting, D&T confirmed its status as independent accountants with respect to the Trust within the meaning of the federal securities laws. The employment of D&T is conditional upon the right of the Trust to terminate the employment without any penalty. If the Trust's shareholders do not ratify the selection of D&T, other certified public accountants will be considered for selection by the Board of Trustees.

     Representatives of D&T are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of D&T are present, they will be available to respond to appropriate questions from shareholders.

AUDIT FEES

     The aggregate fees billed by D&T for the fiscal year ended December 31, 2002 for professional services (which includes federal tax form preparation) rendered for the audit of the annual financial statements of the Schwartz Value Fund and the Ave Maria Catholic Values Fund were $16,000 and $19,000, respectively. The Ave Maria Growth Fund and the Ave Maria Bond Fund started operations on May 1, 2003 and have not yet undergone an audit as of the date of this proxy statement.


ALL OTHER FEES

     D&T did not provide any other services to the Trust, the Adviser or any entity controlling, controlled by, or under common control with the Adviser during the most recent fiscal year.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

                                 OTHER BUSINESS


--------------------------------------------------------------------------------

     The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     Any shareholders proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made. Under current Ohio law and, the Investment Company Act of 1940, it is not required of the Trust to hold shareholders' meetings, annual or otherwise.

                                             By Order of the Board of Trustees


                                             /s/John F. Splain

                                             John F. Splain
                                             Assistant Secretary


Date: December 10, 2003

--------------------------------------------------------------------------------

PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.